EXHIBIT 10(d)


                           SECURITY FUND AGREEMENT
                 (hereinafter referred to as the "Agreement")

                          entered into by and among

                 American Hallmark Insurance Company of Texas
                                 City, State
                 (hereinafter referred to as the "Depositor")
                                     and

                State And County Mutual Fire Insurance Company
                              Fort Worth, Texas
                (hereinafter referred to as the "Beneficiary")

                                   Held By

                  First Tennessee Bank, National Association
                              Memphis, Tennessee
                 (hereinafter referred to as the "Custodian")

 SECTION 1.     PURPOSE OF AGREEMENT
                --------------------

      1.1 The Depositor has assumed all liabilities of Beneficiary arising from insurance business subject to that certain Quota Share Reinsurance Agreement dated effective April 1, 2003, between Depositor and Beneficiary (hereinafter referred to as the "Reinsurance Agreement").

      1.2 Depositor desires to secure the payment of its liabilities and the performance of its obligations to Beneficiary under the Reinsurance Agreement. Beneficiary reserves the right to require deposits to secure the payment of Depositor's liabilities and performance of its obligations to Beneficiary under (i) that certain Quota Share Reinsurance Agreement, and (ii) that certain General Agency Agreement, both dated effective April 1, 2003, between Depositor and Beneficiary.

      1.3 Depositor desires to deliver to Custodian "Securities" (as defined in Section 4.1 hereof) to be held by Custodian as collateral and security for the sole use and benefit of Beneficiary, which securities may hereinafter be referred to as the "Fund."

 SECTION 2.     SECURITY GRANTED BY DEPOSITOR
                -----------------------------

      2.1 Pursuant to the terms hereof, the Depositor hereby obligates itself to deliver to and deposit with the Custodian securities in accordance with Section 3 hereof as collateral and security for the Depositor's obligations to Beneficiary under the Reinsurance Agreement including the obligations for Run-Off Risk, Credit Risk, Unearned Premiums Reserves, if any, and Reserves For Losses Incurred But Not Reported And Losses Reported But Unpaid. The Loss Reserves shall include all allocated loss adjustment expenses and appropriate unallocated loss adjustment expenses. For purposes of this Agreement, the following terms shall have the following meanings:

      (a) "Unearned Premiums" means, as of any given date, the aggregate premium attributable to the unexpired coverage period of all insurance policies produced under the Reinsurance Agreement, as determined in accordance with generally accepted accounting principles consistently applied. For this purpose, premium shall be the written premium charged on the insurance policy for the period such policy is in force irrespective of the subsequent billing and collection of such premium.

      (b) "Loss Reserves" means, as of any given date, the reserve attributable to losses incurred but not reported and losses reported but not paid with respect to the insurance policies produced under the Reinsurance Agreement, and shall include provision for both allocated and unallocated loss adjustment expense, in each instance as determined in accordance with generally accepted accounting principles consistently applied.

      (c) The Run-Off Risk is $1,100,000. The calculation of the Run-Off Risk is based on average monthly written premium of $4,000,000 (the "Target Premium"). If the average monthly written premium during any calendar quarter is more or less than the Target Premium, the Run-Off Risk shall be adjusted on a pro rata basis. The collateralization for Run-Off Risk shall be funded in four equal installments via the security fund. The first installment shall be funded as soon as possible or within 10 business days of the effective date of this Agreement. The second, third and fourth installments shall be funded within 10 business days prior to the end of each calendar quarter thereafter. Within 10 business days following the end of each calendar quarter, the General Agent shall provide a report to the Company and Reinsurer setting forth the actual run off risk hereunder (in force policy count x $7.20 per month to policy expirations = total run off risk) for that calendar quarter and the Beneficiary and Depositor shall immediately adjust the security fund accordingly.

      (d) The Credit Risk is $3,000,000. The calculation of the Credit Risk is based on average monthly written premium of $4,000,000 (the "Target Premium"). If the average monthly written premium during any calendar quarter is more or less than the Target Premium, the Credit Risk shall be adjusted on a pro rata basis. The collateralization for Credit Risk shall be funded as soon as possible or within 10 business days of the effective date of this Agreement.

      (e) Should the amount of the security fund at the end of any calendar quarter be greater than the amount required in this Section 2, the Depositor shall be entitled to reduce the amount of the security fund to an amount not less than the amount required in this
           Section 2. The Qualified United States Financial Institution shall permit such reduction upon receipt by it of the Beneficiary's written statement that Depositor is entitled to such reduction, which written statement shall not be unreasonably withheld by Beneficiary.

           Beneficiary shall be entitled at any time, at its expense, to engage an independent actuary to review the adequacy of the Unearned Premiums and Loss Reserves. In the event of a dispute or difference of opinion between the amount of Unearned Premiums and Loss Reserves, as determined by the actuary engaged by Beneficiary, and such amounts as determined by the Depositor or its affiliate, the amounts determined by the actuary engaged by Beneficiary shall govern for purposes of determining the amount of the securities to be deposited under this Agreement.

      2.2 During the term of this Agreement, Depositor hereby agrees that Custodian shall act for the benefit of Beneficiary in taking delivery and possession of the said securities pursuant to Section 3 hereof and in holding such securities as collateral for the purposes expressed herein for Beneficiary's benefit, and Depositor hereby grants to Custodian all powers necessary and reasonable in the performance hereunder.

      2.3 The existence of the Fund, as security for obligations of Depositor to Beneficiary, shall not affect Depositor's obligations under the Reinsurance Agreement, nor shall the securities of the Fund be used as a set off by Depositor for any obligations to Beneficiary, except for Depositor's right to withdraw securities from the Fund in accordance with Section 3 or to receive any excess securities held by Beneficiary pursuant to Section 5.5.

 SECTION 3.     DEPOSITS TO AND INVESTMENT OF SECURITY
                --------------------------------------

      3.1 Within 10 business days of the effective date of this Agreement, and within 10 business days prior to the end of each calendar quarter thereafter, Beneficiary shall provide Depositor with a good faith estimate of the expected sum of Depositor's Run-Off Risk, Credit Risk, Ceded Outstanding Unearned Premium And Loss Reserves as of the end of the forthcoming calendar quarter (the "Estimate"). The Depositor shall, within two business days prior to the commencement of such forthcoming calendar quarter, fund the security fund in an amount equivalent to 100% of the Estimate.

      3.2 Should the aggregate market value of the Fund at the end of any calendar quarter be greater than the amount required in Section 2, the Depositor shall be entitled to withdraw such securities from the Fund held in custody so as to reduce the aggregate market value of the Fund to an amount not less than the amount required in the said Section 2. The Custodian shall permit such withdrawal upon receipt by it of the Beneficiary's written statement that Depositor is entitled to withdraw the designated securities, which written statement shall not be unreasonably withheld by Beneficiary.

      3.3 The Depositor shall be entitled at any time to withdraw securities from the Fund if concurrently therewith securities (as defined in Section 4.1 hereof) of equal or greater market value are deposited in the Fund, and the Custodian is authorized to permit such substitution of securities upon receipt of the Beneficiary's written approval, which shall not be unreasonably withheld.

      3.4 All securities deposited by the Depositor (i) shall be free and clear of all encumbrances, and (ii) shall be fully negotiable or in such form that Custodian may sell, transfer or otherwise deposit the same without any additional signature or agreement from Depositor.

 SECTION 4.     SECURITIES
                ----------

      4.1 The term "Securities" as used herein is defined as any combination of (a) cash, or deposits held, or certificates of deposit issued by any national or state chartered bank or savings and loan association with a rating of B+, or better, by Lace Financial Corporation, (b) United States Government issued or guaranteed bonds, bills or notes, or (c) any other bonds with a Standard & Poor's or Moody's quality rating of "A" or better. All securities and assets held in the Fund shall be readily marketable over a national exchange and shall be listed by the Securities Valuation Office of the National Association of Insurance Commissioners with designations of "1-Highest Quality". All securities and assets held in the Fund shall be of the type specified in the Texas Insurance Code Article 5.75-1(d), any successor section thereto, or other similar applicable laws or regulations. All such securities shall be in conformance with the investment requirements described in
      Article 2.10 of the Insurance Code of Texas, or other similar applicable laws or regulations.

      4.2 For purposes of this Agreement, the market value of securities shall be determined as follows: (a) at the time any securities are deposited initially with the Custodian, and as respects securities on deposit at the end of each calendar month, the Depositor shall in good faith place a tentative market value on said securities and shall notify the Beneficiary of such valuation by supplement to the Custodian's monthly activities report; (b) if the Beneficiary disagrees with such tentative market valuation, it may so notify the Depositor within 30 days after the date it receives the Custodian's monthly activities report and the Depositor's supplement thereto; and (c) in the event the parties cannot resolve any difference with respect to the market value of the securities, the market value of the security in dispute shall be determined by the Securities Valuation Office of the National Association of Insurance Commissioners.

 SECTION 5.     BENEFICIARY'S CLAIM ON THE FUND
                -------------------------------

      5.1 The Beneficiary shall have the right to withdraw securities from the Fund, without diminution because of the insolvency of the
      Beneficiary or the Depositor, for the purposes and to the extent specified in Sections 5.2 and 5.3 below, with written notice from the Beneficiary to the Custodian given in accordance with Section 7.1 of this Agreement. Upon such written notice by the Beneficiary, the Custodian shall immediately take any and all steps necessary to transfer to the Beneficiary absolute and unequivocal right, title and interest in the requested securities and assets in the Fund and to deliver such securities and assets to the Beneficiary and Beneficiary shall acknowledge to the Custodian receipt of such withdrawn securities and assets. Any dispute between Depositor and Beneficiary regarding Beneficiary's claim on the Fund shall be resolved by arbitration pursuant to Section 11. Custodian shall strictly comply with its instructions hereunder without resorting to interpleader. Beneficiary will hold Custodian harmless if acting upon Beneficiary's instructions hereunder.

      5.2 The Beneficiary may require reimbursement from the Fund for any losses or unearned premiums, which the Beneficiary is obligated to pay under the Reinsured Policies if:

      (a) the Beneficiary is legally required by order of a court or regulatory authority having jurisdiction, to pay a loss or unearned premium amount under a Reinsured Policy; or

      (b) the Beneficiary, although not legally required by order, as above, but acting under its non-delegable responsibility with respect to claims for losses or unearned premiums under Reinsured Policies, pays any such claim in good faith; provided that notice of payment, along with documentation and an explanation of the circumstances of the payment of the claim, is first delivered to Depositor and Depositor fails to pay or reimburse any such claim within 30 days from such notice.

      The term "legally required by order" as used in this Agreement shall mean, in the case of a court, a final unappealable order or judgment, or an order or judgment which in the opinion of counsel for Beneficiary should not be appealed. In the case of a regulatory authority, this shall mean any directive from a person in a supervisory or management position in an insurance regulatory agency which has the authority to initiate disciplinary action against the Beneficiary for failure to follow such directive and which directive, in the opinion of Beneficiary's counsel, should not be further contested or appealed.

      The Beneficiary will reasonably inform Depositor of circumstances surrounding and preceding any such payment of claim and shall consult with Depositor.

      5.3 The Beneficiary may withdraw all of the securities of the Fund and hold the same under the Reinsurance Agreement if:

           (a) the commissioner of insurance of any state in which business is produced under the Reinsurance Agreement pursuant to the applicable insurance code (i) issues an order to the Depositor notifying the Depositor or its Board of Directors that he has determined that the Depositor is operating in a manner that could lead to, or is in a financial condition, which, if continued, would make it hazardous to the public, or its policyholders; or
           (ii) reports that there may be grounds for rehabilitation and liquidation under the applicable insurance code; or (iii) gives notice of, or issues an order stating that Depositor is operating in a manner which appears to be detrimental to the interests of the policyholders or the general public; or (iv) files allegations, that a condition exists which would justify a court order for proceedings under the applicable insurance code;

           (b) a court having jurisdiction over the Depositor enters an order directing the Commissioner of Insurance to take possession or control of the Depositor, or its property, business, books, records and accounts; or

           (c) the Beneficiary has any other good reason to believe that there has been a substantial deterioration of the financial condition of the Depositor.

      5.4 In the event the Beneficiary takes control of the securities pursuant to Section 5.3, such securities shall be held by Beneficiary as an asset for the purpose of securing the Unearned Premiums and Loss Reserves, and otherwise securing Beneficiary under the terms of this Agreement, and shall be maintained in an identifiable manner as "Funds Held By Beneficiary Under the Quota Share Reinsurance Treaty" (hereinafter referred to as "Funds Held.") The Beneficiary may disburse amounts from the Funds Held for the payment of losses and refunds through the Quota Share Reinsurance Agreement pursuant to the terms of its General Agency Agreement with Beneficiary, or to any successor appointed by the Beneficiary to act as general agent in connection with the business subject to the Reinsurance Agreement. Also, the Beneficiary may use such Funds Held to reimburse itself for any amounts Depositor is obligated under the Reinsurance Agreement, including, but not be limited to, any losses paid, and unearned premiums refunded by the Beneficiary, and for actual costs of administration incurred by the Beneficiary in the event Beneficiary is required to assume control of the servicing and claims handling of the business subject to the Reinsurance Agreement.

      5.5 An amount equal to the market value of the Funds Held shall be carried by the Beneficiary as a liability under its financial statement denominated "Funds Held by Beneficiary Under Reinsurance Treaties," and all amounts paid out of such Funds Held by the Beneficiary pursuant to
      Section 5.4 shall reduce the liability of the Depositor. Any securities in excess of the amount required to pay or reimburse Beneficiary for the purposes described herein shall be returned to Depositor, its successor or legal representative, upon the conclusion of all further obligations of Depositor to Beneficiary under the Reinsurance Agreement.

      5.6 In the event the Beneficiary takes control of the securities pursuant to Section 5.3, the Depositor shall remain obligated for amounts due under the Reinsurance Agreement and shall be obligated to maintain in the Funds Held by Beneficiary a value at least equal to the Unearned Premium and Loss Reserves in accordance with Section 3.1. The Depositor's rights and obligations to withdraw and deposit securities from the Funds Held shall be the same as when the securities were held in the Fund by the Custodian as provided in Section 3.

 SECTION 6.     INTEREST, DIVIDENDS AND EXPENSES
                --------------------------------

      6.1 Any interest, dividends or other investment income generated from the securities held by Custodian shall remain in the Fund, subject, however, to Depositor's right to withdraw assets from the Fund in accordance with Sections 3.2 and 3.3. Depositor shall be liable for reporting and paying any income taxes arising therefrom.

      6.2  Also,  Depositor  will  receive  the  benefit  of  the   interest,
      dividends or other investment income generated from any securities taken and held by the Beneficiary pursuant to Section 5.3.

      6.3 All fees and expenses charged by the Custodian for its services under the terms of this Agreement shall be paid by the Depositor.

 SECTION 7.     CUSTODIAN'S AGREEMENT
                ---------------------

      7.1 The Custodian agrees to hold and disburse the Fund in accordance with the provisions expressed herein. Custodian shall disburse securities to the Beneficiary upon receipt of a duly executed and completed Affidavit by Beneficiary in accordance with the form attached hereto as Exhibit "A". Custodian is authorized and directed by both parties to act upon such instructions in compliance herewith without inquiry as to the accuracy of the facts and statements made in any such affidavit and without regard to protest by any party; provided, however, Custodian would not be expected to act contrary to any court order or any arbitration directive pursuant to Section 11, supported by the affidavit of two of the three arbitrators.

      7.2 The Fund shall be (i) in the possession of Custodian at its offices in Memphis, Tennessee, (ii) kept separate and apart from any assets of the Custodian and any other securities held by the Custodian for whomever and for whatsoever purpose, (iii) clearly identifiable as securities subject to this Agreement at all times while in the possession of the Custodian, and (iv) in such form that the Beneficiary or the Custodian upon the direction of the Beneficiary may, whenever necessary, negotiate any securities in the Fund, without the consent or signature from the Depositor or any other person or entity.

      7.3 The Custodian shall not deposit any securities of the Fund with correspondent banks, investment bankers, brokers or any other third-party nor shall such securities be pledged or hypothecated by the Custodian in any manner nor shall such securities be used by the Custodian in any manner for the benefit of the Custodian.

      7.4 The Custodian shall on request of the Beneficiary, the Depositor, certify in writing the securities held by the Custodian for the Beneficiary, which certification shall include the name of the issuer of each security, the class of security, the "cusip" number of each security, the number of shares of units, and the face amounts of such securities.

      7.5 The Custodian shall fully and completely respond to any direct inquiries of any duly authorized insurance regulatory agency of any state concerning the Fund, including, but not limited to detailed inventories of securities or funds, and the Custodian will permit the representative of any such regulatory agency to examine and audit all securities or funds held hereunder.

      7.6 The Custodian agrees to provide copies of monthly activities reports to the Beneficiary and the Depositor as soon as possible following the end of each month, which reports shall show all deposits, withdrawals, substitutions and a listing of securities in the Fund as of the end of the month. The Custodian agrees to notify the Depositor and the Beneficiary within 10 days of any deposits to, or withdrawals from the Fund.

      7.7 The Custodian hereby waives any right of offset and all other rights and remedies against or affecting the Fund.

      7.8 The Custodian may at any time resign from, and terminate its capacity hereunder by written notice of resignation, effective not less than 90 days after receipt by both the Beneficiary and the Depositor. However, no such resignation by the Custodian shall be effective until a successor to the Custodian shall have been duly appointed as provided in this Agreement and all the securities and assets in the Fund have been duly transferred to such successor. The Beneficiary, upon receipt of such notice, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Depositor, to act in accordance with all agreements of the Custodian herein. A qualified depository shall be any United States financial institution member of the Federal Reserve System. Depositor agrees not to unreasonably withhold approval if the depository so chosen has capital and surplus of at least $100,000,000. Upon the Custodian's delivery of the Fund to the qualified, successor depository, along with a closing statement showing all activities (as contemplated in Section 7.6) from the last monthly report, the Custodian shall be discharged of further responsibilities hereunder.

 SECTION 8.     CUSTODIAN'S RESPONSIBILITY
                --------------------------

      8.1 The Custodian shall in no way be responsible for determining (a) market value or rating of the initial deposit of securities by the Depositor, (b) market value or rating of any securities as may from time to time be substituted by the Depositor, (c) the amount of securities required to be deposited by the Depositor, or (d) monitoring whether or not the securities conform to investment requirements.

      8.2 The Custodian is not a party to, and is not bound by or charged with notice of the Reinsurance Agreement or any other agreement out of which this Agreement may arise.

      8.3 The Custodian is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part thereof, or for the form or execution thereof, for the identity or authority of any person executing or depositing it.

      8.4 The Custodian shall be protected in acting upon any written notice, request, affidavit, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Custodian in good faith believes to be genuine and what purports to be from the Beneficiary or the Depositor.


      8.5 The Custodian shall be indemnified and not held liable for anything which it may do or refrain from doing in connection herewith, except its own negligence, willful misconduct, lack of good faith, or breach of fiduciary duty.

      8.6 Notwithstanding anything else contained herein to the contrary, the Custodian acknowledges liability for any certificates lost due to theft or any error or omission or other comparable act of the Custodian, or authorized representative thereof, and Custodian agrees that it shall maintain fidelity or other insurance coverage applicable to such liability which shall be in addition to the full faith and credit of the Custodian therefor.

 SECTION 9.     ACCESS TO RECORDS
                -----------------

      9.1 The Beneficiary and the Depositor shall have the right at any reasonable time to examine all papers in the possession of each other, or with the Custodian, applicable to this Agreement and the Fund deposited and maintained hereunder.

 SECTION 10.    TERMINATION
                -----------

      10.1 This Agreement shall terminate and the Custodian shall release and deliver to the Depositor all securities held pursuant to this Agreement upon receipt by the Custodian of written notice from Beneficiary that Depositor's obligations under the Reinsurance Agreement for Unearned Premium and Loss Reserves have been discharged, including obligations for the "run-off" of any business subject to the Reinsurance Agreement.

      10.2 The termination of the Reinsurance Agreement shall not terminate this Agreement, but Depositor shall continue to pay claims under the terms of the Reinsurance Agreement as if there were no security provided under this Agreement, subject, however, to Depositor's right to withdraw securities from the Fund in accordance with Section 3, or to receive any excess securities held by Beneficiary pursuant to
      Section 5.5.

 SECTION 11.    ARBITRATION
                -----------

      11.1 It is agreed between Beneficiary and Depositor that any disagreement between such parties regarding the construction, application, or implementation of this Agreement may be submitted to arbitration pursuant to arbitration provisions contained in the Reinsurance Agreement. However, questions arising out of Section 3 or
      Section 5 require an expedited resolution pursuant to these provisions.

      11.2 The party  invoking  arbitration  with respect  to  Section  3  or
      Section 5 shall notify the other party and shall provide the name of its designated arbitrator at that time. The second party shall have 15 days from receipt of notice to designate its arbitrator, who shall contact the first arbitrator to select a third arbitrator. Both arbitrators shall use their best efforts to obtain a third arbitrator within 30 days. Once chosen, the three arbitrators should expeditiously resolve the issues presented by the parties. If the party receiving notice of intent to arbitrate does not provide notice of its arbitrator within the 15 day period required, such party shall be deemed to have waived its right to designate the second arbitrator and the arbitrator first designated shall designate the second arbitrator. The arbitrators shall be disinterested, active or retired officers of property and casualty insurance companies. The arbitration provisions of the Reinsurance Agreement may be referred to for guidance as to matters not specifically provided herein.

      11.3 The Beneficiary and the Depositor agree to be bound by the final or any interim findings and directives of the arbitrators, including the immediate deposit or return of securities or assets to the Fund if so directed.

 SECTION 12.    CONSTRUCTION AND EFFECT
                -----------------------

      12.1 This Agreement and all proceedings pursuant hereto shall be governed by the laws of the State of Texas.

      12.2 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

      12.3 In the event of the failure of the Depositor to perform its obligations under the terms of this Agreement or the Reinsurance Agreement, the Depositor, at the request of the Beneficiary, shall submit to the jurisdiction of any court of competent jurisdiction in any State of the United States, will comply with all requirements necessary to give such court jurisdiction, and will abide by the final decision of such court or of any Appellate Court in the event of an appeal.

      12.4 The Depositor shall designate the State Board of Insurance in the state in which business is produced, or a designated attorney, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Beneficiary. This provision, however, is not intended to conflict with or override the obligation of the parties to arbitrate their disputes.

 SECTION 13.    NOTICES
                -------

      13.1 Unless otherwise specifically provided herein, every notice required or permitted to be given under this Agreement shall be given in writing to an officer of the party to whom it is directed by actual delivery to the address, or by telecopy message to the number, as follows:

                Depositor:

                American Hallmark Insurance Company of Texas
                14651 Dallas Parkway Suite 900
                Dallas, TX 75240
                Telecopy: 972-788-0520

                Beneficiary:

                State And County Mutual Fire Insurance Company
                8200 Anderson Boulevard
                Fort Worth, Texas 76120
                Telecopy:  (817) 861-1051

                Custodian:

                First Tennessee Bank, National Association
                4385 Poplar Avenue
                Memphis, Tennessee 38117
                Telecopy: (901) 681-2540

                Attn:  Trust Department


           Any party to this Agreement may change the address and telecopy number above set out by giving the other parties notice of such change in the manner specified for notice in this Agreement.

 SECTION 14.    EFFECTIVE DATE
                --------------

      14.1 This Agreement shall be effective April 1, 2003.

      IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have executed this Agreement.

 STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY


 By: _________________________________
 Its _________________________________


 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

 By: _________________________________
 Its _________________________________


 FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

 By: _________________________________
 Its _________________________________

                                  EXHIBIT A
                                  ---------

                  CERTIFICATION OF WITHDRAWAL OF SECURITIES
                  -----------------------------------------

      Reference is made to that certain Security Fund Agreement dated effective _______________, by and among ___________________, ____________ as
 "Depositor," __________________, as "Beneficiary," and First Tennessee Bank, National Association, as "Custodian" (the "Agreement"). Section 5 of the Agreement set forth circumstances under which the Beneficiary may withdraw securities from the Fund. Beneficiary hereby certifies to Custodian, pursuant to Section 7 of the Agreement, that the following event has occurred which entitles Beneficiary to withdraw securities from the Fund:


      Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.


      Dated:              STATE AND COUNTY MUTUAL FIRE
                          INSURANCE COMPANY

                          By:  _________________________________
                          Its: _________________________________


 THE STATE OF TEXAS  S
                     S
 COUNTY OF TARRANT   S

 I, ______________________, a Notary Public, do hereby certify that on this the __ day of ________, 200_, personally appeared before me ________________ ______, who declared that he is _______________ of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

 IN WITNESS WHEREOF, I hereunder set my hand and seal of office, the date and year before written.

                                    Notary Public in and
                                    for the State of Texas

                                    My Commission expires: ____________